Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2021 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2022	¥ 81,104
2023	76,106
2024	74,106
2025	74,106
2026	¥ 10,726